Exhibit 3.1
DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4298
(775) 684-5708 Website: secretaryofstate.biz
                                                                        Entity #
                                                                   E0290802006-6
                                                                 Document Number
                                                                  20060244268-24

                                                                     Date Filed:
                                                           4/18/2006 12:16:13 PM
                                                                In the office of
                                                                 /s/ Dean Heller
                                                                     Dean Heller
                                                              Secretary of State

                            ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)

1. Name of Corporation:            MATTMAR MINERALS, INC.

2. Resident Agent Name &
   Street Address:                 Resident Agents of Nevada, Inc.
                                   711 S. Carson Street, Suite 4
                                   Carson City, NEVADA 89701

3. Shares:                         Number of Shares with par value:  75,000,000
                                   Par value: .001

4. Name & Address of Board
   Of Directors/Trustees:          Sean Mitchell
                                   711 S. Carson Street, Suite 4
                                   Carson City, NV  89701

5. Purpose:                        The purpose of this Corporation shall be:
                                   Any legal purpose

6. Name, Address & Signature
   Of Incorporator:                Sandra L. Miller         /s/ Sandra L. Miller
                                   711 S. Carson Street, Suite 4
                                   Carson City, NV  89701
7. Certificate of Acceptance
   Of Appointment of Resident
   Agent:                          I hereby accept appointment as Resident Agent
                                   for the above named corporation.


                                   /s/ Sandra L. Miller                4/17/06
                                   ---------------------------         -------
                                   Authorized Signature of R.A.         Date